UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 12, 2014

Enstar Group Limited

(Exact name of registrant as specified in its charter)

Bermuda	001-33289	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box HM 2267, Windsor Place, 3rd Floor 22 Queen Street, Hamilton HM JX Bermuda	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (441) 292-3645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Enstar Group Limited (the “Company”) acquired Arden Reinsurance Company Ltd. (“Arden”) on September 9, 2013 and Atrium Underwriting Group Ltd. (“Atrium”) on November 25, 2013. The Company is filing herewith a pro forma statement of earnings for the fiscal year ended December 31, 2013 that reflects the acquisitions of Arden and Atrium as if they had occurred on January 1, 2013. The pro forma statement of earnings filed herewith supersedes and replaces in its entirety the preliminary unaudited pro forma condensed combined financial information as of and for the nine months ended September 30, 2013 and for the year ended December 31, 2012 that was filed by the Company on Form 8-K/A on February 11, 2014. Certain historical financial information for Arden and Atrium is also being filed herewith.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

(i)	The audited financial statements of Arden Reinsurance Company Ltd. as of and for the years ended December 31, 2012 and 2011 are attached hereto as Exhibit 99.1 and are incorporated in their entirety herein by reference.

(ii)	The unaudited interim financial statements of Arden Reinsurance Company Ltd. as of June 30, 2013 and for the six months ended June 30, 2013 and 2012 are attached hereto as Exhibit 99.2 and are incorporated in their entirety herein by reference.

(iii)	The audited financial statements of Atrium Underwriting Group Ltd. as of and for the year ended December 31, 2012 are attached hereto as Exhibit 99.3 and are incorporated in their entirety herein by reference.

(iv)	The unaudited interim financial statements of Atrium Underwriting Group Ltd. as of September 30, 2013 and for the nine months ended September 30, 2013 and 2012 are attached hereto as Exhibit 99.4 and are incorporated in their entirety herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed consolidated statement of earnings of the Company as of December 31, 2013 giving effect to the acquisitions of Arden Reinsurance Company Ltd. and Atrium Underwriting Group Ltd. as of January 1, 2013 is attached hereto as Exhibit 99.5 and is incorporated in its entirety herein by reference.

(d)	Exhibits

23.1	Consent of Ernst & Young Ltd., independent auditors for Arden Reinsurance Company Ltd.

23.2	Consent of Ernst & Young LLP, independent auditors for Atrium Underwriting Group Ltd.

99.1	Audited financial statements of Arden Reinsurance Company Ltd. as of and for the years ended December 31, 2012 and 2011.

99.2	Unaudited interim financial statements of Arden Reinsurance Company Ltd. as of June 30, 2013 and for the six months ended June 30, 2013 and 2012.

99.3	Audited financial statements of Atrium Underwriting Group Ltd. as of and for the year ended December 31, 2012.

99.4	Unaudited interim financial statements of Atrium Underwriting Group Ltd. as of September 30, 2013 and for the nine months ended September 30, 2013 and 2012.

99.5	Unaudited pro forma condensed consolidated statement of earnings of the Company as of December 31, 2013 giving effect to the acquisitions of Arden Reinsurance Company Ltd. and Atrium Underwriting Group Ltd. as of January 1, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENSTAR GROUP LIMITED

Date: September 12, 2014	By:	/s/ Richard J. Harris
Richard J. Harris
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Ernst & Young Ltd., independent auditors for Arden Reinsurance Company Ltd.

23.2	Consent of Ernst & Young LLP, independent auditors for Atrium Underwriting Group Ltd.

99.1	Audited financial statements of Arden Reinsurance Company Ltd. as of and for the years ended December 31, 2012 and 2011.

99.2	Unaudited interim financial statements of Arden Reinsurance Company Ltd. as of June 30, 2013 and for the six months ended June 30, 2013 and 2012.

99.3	Audited financial statements of Atrium Underwriting Group Ltd. as of and for the year ended December 31, 2012.

99.4	Unaudited interim financial statements of Atrium Underwriting Group Ltd. as of September 30, 2013 and for the nine months ended September 30, 2013 and 2012.

99.5	Unaudited pro forma condensed consolidated statement of earnings of the Company as of December 31, 2013 giving effect to the acquisitions of Arden Reinsurance Company Ltd. and Atrium Underwriting Group Ltd. as of January 1, 2013.